The Parnassus Fund
------------------
Quarterly Report
March 31, 1999

                                                                  April 26, 1999
Dear Shareholder:
   As of March 31, 1999, the net asset value per share (NAV) of The Parnassus Fund was $36.38 so the overall return for the quarter was 0.39%. This compares to a return of 4.99% for the S&P 500 and 4.36% for the average growth fund according to Lipper Analytical Services. Although the S&P 500 had a good gain, most stocks did not do as well. The increase in the S&P came only because of the upward movement of a few very large companies. Broader indices either increased quite modestly or even fell. For example, the average diversified U.S. stock fund gained only 0.93% while the average mid-cap stock fund fell 0.35%. The average small-cap fund fell 5.69% and the small-cap, value-oriented funds fell an average of 9.50%.
   The strong gains in most stock market averages over the past quarter (and, in fact, over the past few years) have been due to a relatively small number of stocks while the broader market averages have not done nearly as well. Because the S&P 500 is weighted by market capitalization (i.e., a company's number of shares outstanding times their market price), the fifty largest stocks count for more than half the movement in the index. So it's possible for 450 companies in the index to have little or no gain and the biggest companies to have a large gain and the index will still show a substantial movement upward.
   Generally speaking, companies are divided into three size categories: large capitalization companies ("large-cap"), mid-cap and small-cap. Definitions vary, but a small-cap company is usually defined as having a market capitalization less than $1 billion, a mid-cap company having a capitalization between $1 billion and $15 billion and a large-cap company over $15 billion. The Parnassus Fund doesn't define its investment strategy in terms of any specific size, but in practice, most of our companies fall in the lower end of the mid-cap range. Because of this, our returns tend to move more with the small-cap and mid-cap results. For the last few years, though, large-cap companies have done much better than small and mid-cap ones.
   As of the end of March, the average market cap of our portfolio companies was $11 billion which is at the high end of mid-cap. This average, however, is distorted by three of our companies that have enormous market capitalizations:
Intel at $191 billion, Hewlett- Packard at $56 billion and Compaq at $52 billion. Excluding these companies, the Fund's average market capitalization is only $2.2 billion or at the small end of the mid-cap range.
   What all this means is that the market is valuing  large-cap  companies  at a much higher level than small and mid-cap companies. To put this into perspective, consider relative price/earnings ratios. The P/E ratio is the price a stock is selling for divided by its earnings. For example, if a company earns $1 per share per year and it's selling at $15 per share, then the P/E ratio is
15. Historically, companies in the S&P 500 have sold for about 14 times earnings while today they're selling for 26 times earnings. At the present time, the 100 largest companies are selling at an average P/E ratio of 32 while the smallest 100 companies are selling at a P/E ratio of 19. So two companies can be earning the same amount of money, say $1 a share, but the large company would sell for $32 and the smaller company would sell for $19 a share -- an astonishing discrepancy.
   The average large company P/E ratio of 32, though, hides some of the more extreme examples of rich valuations. For instance, as I write this report, Cisco Systems sells for 77 times 1999 earnings, Microsoft sells for 74 times earnings and Dell Computer sells for 76 times 1999 earnings. Needless to say, we don't own any of these issues.
   Why do companies sell at P/E ratios that are so different? The primary reason is different expectations for growth in earnings. It's reasonable for a company whose earnings are growing at 20% per year to sell at a higher P/E ratio than one whose earnings are growing at 5% per year. One rule of thumb is that a company's P/E ratio should be about the same as its annual rate of growth in earnings. For example, a company whose earnings are growing about 20% per year should have a P/E ratio of 20.
   Recent increases in valuations of large companies, though, have pushed up P/E ratios far above their growth rates. Although the 100 largest companies in the S&P 500 are selling at 32 times earnings, they're definitely not growing 32% per year. While Cisco Systems sells at a P/E ratio of 77, its growth rate is only around 30% per year. Microsoft's P/E ratio of 74 contrasts with its growth rate of around 24%. Wal-Mart sells at 48 times earnings while its growth rate is about 14%. Lucent Technologies sells at 94 times earnings while its growth rate is around 21%. While these are wonderful companies and they should sell at above average P/E ratios because of their high expected growth rates, their current prices are completely unjustified. Corporations like these push the S&P 500 higher while most companies have much more modest valuations.
   At some point, a correction should set in, but it's hard to know when that will happen. I had thought it would have happened by now, but investors keep pushing the large growth companies to higher and higher levels. There are a number of factors that keep this phenomenon going.
   First is the indexing phenomenon. As the S&P 500 keeps outperforming the average stock and the average mutual fund, investors put more money into index funds. Since index funds are heavily weighted toward the large growth companies, these funds put even more money into these large-cap issues which, in turn, pushes the price of those stocks ever higher.
   A second factor is foreign investments. Foreigners see the U.S. stock market continuing to go higher and they decide they want in on the action. Since they only know the familiar names, overseas investors put most of their money into the large-cap issues.
   A third factor is that institutional and individual investors buy these same large-cap stocks because they are the ones that have been performing the best. They reason that it's best to stick with what's happened in the past and more money chasing large-cap stocks means their prices go even higher.
   The most likely end to this scenario is when a number of the large-cap companies stop growing or at least see their growth rates decline substantially. Investors will no longer pay high multiples for these large-cap companies and prices will go down. As prices go down, fewer investors will put money into these issues and the mechanism will work in reverse. For that reason, we are avoiding large-cap companies that have very high multiples. Although this makes our performance compare unfavorably with the S&P 500 at the present time, we should make up for it in the future.
   We do have some large-cap companies in the portfolio, but they are not selling at 70 times earnings. Intel has a P/E ratio of 34, Hewlett-Packard has a ratio of 25 and Compaq sells at 18 times annual earnings.
   One concession that we are making to size, however, is increasing the average market capitalization of the portfolio as we make new investments. At the end of March, there were 31 companies in the portfolio: 15 below $1 billion in capitalization, 12 from $1 to $15 billion and four over $15 billion. In the future, we should have fewer companies below $1 billion. Smaller companies will have to have exceptional prospects to be included in the portfolio. I expect to have more mid-cap companies in the Fund, especially those at the higher end of the mid-cap range. We'll also continue to have some good large-cap companies as long as their valuation levels are reasonable.
   Below you will find a table summarizing our average annual returns as of March 31, 1999 for the one, five and ten-year periods as well as for the life of the Fund. The overall return figures give investment performance only while the total return figures are reduced by the amount of the maximum sales charge (3.5%).

                                        Average Annual            Average Annual
                                           Total Return           Overall Return
--------------------------------------------------------------------------------
         One Year                               (8.00%)                  (4.66%)
         Five Years                               9.11%                    9.89%
         Ten Years                               11.50%                   11.89%
         Since Inception 12/31/84                12.06%                   12.34%
--------------------------------------------------------------------------------

   Past performance is no guarantee of future returns. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

WINNERS AND LOSERS
   There were some strong gains in the portfolio during the quarter, but unfortunately, they were balanced out by some sharp losses. Six companies lost more than 24% during the quarter. Four of them were technology companies, one was a supermarket chain and one was a medical equipment company. We expect five of the six to bounce back in the near future and we sold one of the companies because of deteriorating fundamentals.
   Read-Rite dropped 55.4% during the quarter as the stock went to $6.59. The company makes the heads that read and write data onto the hard disk drives that store digital information. Weakness in the disk drive industry hurt the company. Read-Rite's technology has also fallen behind its competitors. For this reason, we have sold the stock.
   Western Digital, a disk drive manufacturer, dropped 47.3% during the quarter as its stock went to $7.94. The same weakness in the drive industry that hurt Read-Rite also hurt Western Digital. Unlike Read-Rite, though, Western Digital has advanced technology and its sales should show strong growth over the next year. We're holding on to the stock. We expect Western Digital to make a strong comeback before the year is out.
   Advanced Micro Devices (AMD) posted a loss of 46.6% as its stock sank to $15.50 by the end of the quarter. AMD has done an excellent job of competing with Intel in the microprocessor industry. In fact, its share of microprocessors sold in personal computers through retail stores actually rose above that of Intel at one point in the first quarter. Unfortunately, the company had manufacturing problems and earnings dropped off sharply. Because of its strong position in microprocessors, we're hanging onto the stock in hopes that the company can improve its manufacturing efficiency.
   ADAC Laboratories, a medical equipment company, had a 31.8% decline in its stock price during the quarter as it went to $13.63. The company had to restate earnings which rattled investors. Historically, the company has booked earnings when it delivers its equipment, but there have been long periods between the time equipment is delivered and when it's installed. ADAC now has to book its sales when the equipment is installed rather than when it's delivered. This will cause a delay in recognizing revenue, but otherwise the company's fundamentals are sound and the products are of high quality.
   Whole Foods Market, the nation's largest natural foods retailer, saw its stock decline 28.9% during the quarter as it closed at $34.38. Sales have been strong at the stores, but expenses took an unexpected turn upward. The situation appears to be improving at the present time which should boost earnings.
   Compaq Computers dropped 24.3% to $31.75 a share due to reduced demand for personal computers. We continue to hold the stock since the company is trading at a relatively modest valuation and we think business will get stronger as the year goes on.
   Six companies in the portfolio gained more than 20% during the quarter. Four were hardware technology companies, one was a software company and the big winner was a telecommunications company.
   Xylan, a firm that makes sophisticated switches for use with data networks in telecommunications, gained 109.6% during the quarter. Alcatel, the French telecommunications giant, bought Xylan for $37.00 a share.
   LSI Logic, a Silicon Valley manufacturer of specialized semiconductors (ASICs), gained 93.4% during the quarter as its stock climbed to $31.19 a share. Stronger demand for specialized semiconductors and better pricing helped grow revenue and earnings at LSI.
   The stock of Lam Research climbed 62.8% during the quarter as it reached $29 a share. A maker of semiconductor capital equipment, Lam benefited from increased worldwide demand for new machines.
   Applied Materials, the world's largest producer of semiconductor capital equipment, benefited from the same phenomenon. The stock moved up 44.5% to $61.69 a share as orders surged from Korea and Taiwan as well as from North America.
   Adaptec makes chips for use in connecting hard disk drives and other peripheral equipment to the central processing unit of computers. Its share price went up 30.3% to $22.88 because of increased demand and better cost control.
   Adobe is a well-known maker of graphics software products like "PageMaker" and "Photoshop." Historically, the company has not had good cost controls, but management seems to be more disciplined and expenses are now reasonable. A number of new high quality products are contributing to revenue and earnings. The stock appreciated 21.4% as it moved to $56.75 a share.

SOCIAL NOTES
   A number of shareholders have written to us asking about the issue of foreign sourcing of products. We have nothing against foreign sourcing per se and, in fact, American investment and production in less developed countries is a great help to their economic development. What we do object to are companies with contractors who do not treat their workers fairly. If a company has a substantial amount of production in third world countries, we require that company to have a code of conduct for labor to make an investment. Obviously, no company is perfect, but we think you can make meaningful distinctions between corporations in the same industry.
   For example, we prefer Reebok to Nike in terms of social factors. Although Nike seems to have made some progress of late, we still don't think they have as good a social record as Reebok. (Reebok is in our portfolio, but not Nike.) Last year, the Council on Economic Priorities did a study of codes of conduct for working conditions and found that Reebok was one of five companies to have the best code of conduct.
   For 11 years, Reebok has sponsored Human Rights Awards to focus international attention on specific human rights issues. Each recipient receives a $25,000 grant and access to a support network called Forefront that campaigns for the release of political prisoners, helps protect members under attack for human rights activities, provides technical assistance and serves as a forum for discussing issues. The four recipients for 1999 include a former slave from Ghana fighting to free other young women, a lawyer fighting unjust application of the death penalty in the United States, an activist fighting abuse against ethnic minorities in Burma and a student leader fighting for democratic reforms in Kenya.
   On March 30, 1999, Reebok announced a program to help stop domestic violence. From April 5 through May 15, Lady Foot Locker and Reebok will donate $5.00 from the sale of every pair of the new Leader DMX 2X shoes at Lady Foot Locker stores to the Family Violence Prevention Fund. The Fund, a non-profit organization founded in 1980, is a national innovator in developing new ways to stop domestic violence through strategies in public education, child welfare, immigration, public health and criminal justice.
   One program that social investors don't talk about too much, but which we regard as important is paid sabbatical programs. A sabbatical is a way for a company to invest in an employee by allowing time to be spent away from the daily routine of a job while still developing valuable skills. Three of our companies have notable sabbatical programs: Adaptec, Intel and LSI Logic. Adaptec offers six-week paid sabbaticals after only five years of service. Intel offers eight weeks of paid sabbatical leave after every seven years.

SHAREHOLDER LETTER
   Dear Mr. Dodson:
     As always, I enjoyed reading your annual report on the Parnassus Fund. Not, of course, that I was particularly thrilled by the Fund's severe underperformance last year, but I've been around long enough to know that volatility is inherent in investing. I put a little bit into the Fund near the bottom late last summer, and of course now wish I'd done more!
     I was a bit surprised, though, by the "dog that didn't bark." For the first time I can remember, the Portfolio of Investments shows a huge amount of short-term investments, plus credit amounts "payable upon return of securities loaned." I know that the reports have stated in the past that the Fund lends out securities, but I've never seen it displayed this way, and I'm surprised you didn't mention anything about it. Is this a new accounting requirement, or a new way the loans are being handled? How much income does the Fund derive from securities loans? I presume it must be part of the interest income shown in the statement of operations. Should we understand the real cash position of the Fund to be 2.8% of net assets (since 97.2% of net assets are in stocks)?
     It would also have been of interest to have a little more explanation of the "Other Income," which came to about 12 cents a share. Who was sued and why?
     I always appreciate the time you take to explain what's happening in the reports. I realize you can't talk at length about every detail, but it would be helpful to hear explanations for out-of-the-ordinary events.
                           Sincerely,
                           Kelvin Smith
                           Stamford, Connecticut

   Dear Mr. Smith:
   I always appreciate receiving letters from you because of your sharp eyes and inquiring mind. The reason you haven't seen the accounting entries before is because we just started lending out securities last year. After a thorough analysis, the Trustees approved the program and things have gone smoothly. Howard Fong, Vice President of the Fund, handles the program in conjunction with Union Bank of California. The Bank does most of the work including monitoring the collateral that borrowers put up to borrow our securities. The risk of losing money is very slight as the cash collateral is equal to 102% of the market value of the stocks borrowed. The Fund has been earning about $27,000 a month in income. It appears on the Fund's income statement under the "interest" category.
   With regard to the "Other Income" of $1,096,868, it was the Fund's part of a settlement of a class action suit against Sunrise Medical. We bought stock in the company a few years ago and afterward there was a discovery of accounting fraud. Income was overstated which caused an inflated stock price.
                           Yours truly,
                           Jerome L. Dodson


PERSONNEL MATTER
   Finally, I would like to announce that at their last meeting, the Trustees elected Susan Loughridge as Vice President of The Parnassus Fund. Susan has been with us for six years and she manages the Shareholder Service Department. Those of you who have talked with Susan about your account know that she does a great job.

                           Yours truly,

                           Jerome L. Dodson
                           President



THE PARNASSUS FUND PORTFOLIO: MARCH 31, 1999*

   # of Shares    Issuer                                                Market Value             Per Share
------------------------------------------------------------------------------------------------------------------------------------
      370,000     ADAC Laboratories                                 $     5,041,250                 $13.63
      400,000     Adaptec, Inc.                                           9,150,000                  22.88
      150,000     Adobe Systems, Inc.                                     8,512,500                  56.75
      600,000     Advanced Micro Devices, Inc.                            9,300,000                  15.50
       30,000     Apex PC Solutions, Inc.                                   418,125                  13.94
      200,000     Applied Materials, Inc.                                12,337,500                  61.69
      365,000     Building Materials
                  Holding Corp.                                           3,695,625                  10.13
      700,000     Cognex Corporation                                     16,581,250                  23.69
      450,000     Compaq Computer Corp.                                  14,287,500                  31.75
       10,000     Consolidated Stores Corp.                                 303,125                  30.31
      600,000     Electro Scientific Industries, Inc.                    27,900,000                  46.50
      465,000     FEI Company                                             3,894,375                   8.38
      600,000     Helix Technology Corporation                            9,225,000                  15.38
      140,000     Herman Miller, Inc.                                     2,555,000                  18.25
      170,000     Hewlett-Packard Company                                11,528,125                  67.81
      200,000     Intel Corporation                                      23,825,000                 119.13
       10,000     Invacare Corporation                                      243,125                  24.31
      400,000     Just For Feet, Inc.                                     5,000,000                  12.50
      400,000     Lam Research Corporation                               11,600,000                  29.00
      300,000     LSI Logic Corporation                                   9,356,250                  31.19
      275,000     Mattel, Inc.                                            6,840,625                  24.88
      160,000     Micrion Corporation                                     1,350,000                   8.44
      790,300     Morgan Products, Ltd.                                   2,815,444                   3.56
      590,000     Oxford Health Plans, Inc.                               9,218,750                  15.63
      525,000     Quantum Corporation                                     9,450,000                  18.00
       50,000     Read-Rite Corporation                                     329,687                   6.59
      350,000     Reebok International Ltd.                               5,556,250                  15.88
      325,000     St. John Knits, Inc.                                    8,571,875                  26.38
      150,000     Symantec Corporation                                    2,540,625                  16.94
      270,000     Wellman, Inc.                                           2,396,250                   8.88
    1,050,000     Western Digital Corporation                             8,334,375                   7.94
      300,000     Whole Foods Market, Inc.                               10,312,500                  34.38
      400,000     Xylan Corporation                                      14,725,000                  36.81
------------------------------------------------------------------------------------------------------------------------------------
                  Total Portfolio                                       $267,195,131
                  Short Term Investments
                  and Other Assets                                     $  13,802,924
                  ------------------------------------------------------------------
                  Total Net Assets                                      $280,998,055
                  ------------------------------------------------------------------

                  The Net Asset Value
                  as of March 31, 1999                                 $       36.38

         Portfolio is current at time of printing, but composition is subject to change.

                               The Parnassus Fund
                      Distributed by Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105
                                  415-778-0200
                                  800-999-3505
                                www.parnassus.com

 This quarterly report must be preceded or accompanied by a current prospectus.